UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

NGP CAPITAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.)

909 Fannin, Suite 3800 Houston, Texas (Address of principal executive offices)		77010 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 752-0062

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 12, 2012, NGP Capital Resources Company (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The Company’s decision to change accounting firms was made by the Company’s Audit Committee.

PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 and through April 12, 2012, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through April 12, 2012, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the following matter:

As disclosed in Item 4 of the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010, management concluded that the Company did not maintain effective controls over the determination and reporting of the provision for income taxes. Accordingly, management concluded that this control deficiency constituted a material weakness as of March 31, 2010 and June 30, 2010. Subsequently, the Company remediated the material weakness and concluded its internal control over financial reporting was effective as of September 30, 2010 (as previously reported in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2010).

The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 13, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On April 12, 2012, the Company engaged Ernst & Young LLP (“Ernst & Young”) as its new independent registered public accounting firm for the fiscal year ending December 31, 2012. During the fiscal years ended December 31, 2011 and 2010 and through April 12, 2012, the date of the engagement of Ernst & Young, neither the Company, nor any person on its behalf, consulted with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Ernst & Young to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, nor was Ernst & Young consulted on any other matters or reportable events described under Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

d.	Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:  /s/ L. Scott Biar

L. Scott Biar

Chief Financial Officer

Date: April 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 13, 2012.